                                                                   EXHIBIT 10.30

                         TRIANGLE PHARMACEUTICALS, INC.
                           RESTATED CO-SALE AGREEMENT


          This Restated Co-Sale Agreement (the "Agreement") is made as of the 11th day of June, 1996, by and among Triangle Pharmaceuticals, Inc., a Delaware corporation (the "Company"), those holders of Common Stock of the Company listed on attached SCHEDULE A (individually, a "Common Holder" and collectively, the "Common Holders"), and those holders of the Company's Preferred Stock listed on attached SCHEDULE A (collectively, the "Preferred Holders").

                                    RECITALS

          WHEREAS, the Company, the Common Holders and certain of the Preferred Holders (the "Series A Investors") are parties to a certain Co-Sale Agreement dated as of October 31, 1995 (the "Prior Agreement"), pursuant to which the Common Holders have granted to the Series A Investors certain rights in the event any of the Common Holders elect to sell their shares of the Company's Common Stock, and certain other matters as set forth therein;

          WHEREAS, the Company and all of the Preferred Holders are parties to the Series B Preferred Stock Purchase Agreement of even date herewith (the "Series B Agreement"); and

          WHEREAS, in order to induce the Company to enter into the Series B Agreement and to induce the Preferred Holders to purchase shares of the Company's Series B Preferred Stock pursuant to the Series B Agreement, the Common Holders, the Preferred Holders and the Company hereby agree that this Agreement shall restate in its entirety the Prior Agreement so that this Agreement shall govern the rights of all of the Common Holders and the Preferred Holders in the event any of the Common Holders elect to sell their shares of the Company's Common Stock, and certain other matters as set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereby agree as follows:

          1.   DEFINITIONS.

               (a) "Stock" shall mean shares of the Company's Common Stock now owned or subsequently acquired by the Common Holders.

               (b) "Preferred Stock" shall mean the Company's outstanding Series A Preferred Stock and Series B Preferred Stock.

               (c) "Common Stock" shall mean the Company's Common Stock and shares of Common Stock issued or issuable upon conversion of the Company's outstanding Preferred Stock.

          2.   SALES BY COMMON HOLDER.

               (a) If a Common Holder proposes to sell or transfer any shares of Stock in one or more related transactions which will result in the transfer of 10,000 or more shares of Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) by such Common Holder, then such Common Holder shall promptly give written notice (the "Notice") to the Company and the Preferred Holders at least twenty (20) days prior to the closing of such sale or transfer. The Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of shares of Stock to be sold or transferred, the nature of such sale or transfer, the consideration to be paid and the name and address of each prospective purchaser or transferee. In the event that the sale or transfer is being made pursuant to the provisions of Sections 3(a) or 3(b) hereof, the Notice shall state under which paragraph the sale or transfer is being made.

               (b) Each Preferred Holder shall have the right, exercisable upon written notice to such Common Holder within fifteen (15) days after receipt of the Notice, to participate in such sale of Stock on the same terms and conditions. To the extent one or more of the Preferred Holders exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Stock that the Common Holder may sell in the transaction shall be correspondingly reduced.

               (c) Each Preferred Holder may sell all or any part of that number of shares of Stock equal to the product obtained by multiplying (i) the aggregate number of shares of Stock covered by the Notice by (ii) a fraction the numerator of which is the number of shares of Common Stock owned by or issuable upon conversion of the shares of Preferred Stock owned by such Preferred Holder at the time of the sale or transfer and the denominator of which is the total number of shares of Common Stock owned by the Common Holder and the number of shares of Common Stock owned by or issuable upon conversion of the shares of Preferred Stock owned by all of the Preferred Holders at the time of the sale or transfer.

               (d) If any Preferred Holder fails to elect to fully participate in such Common Holder's sale pursuant to this Section 2, the Common Holder shall give notice of such failure to the Preferred Holders who did so elect (the "Participants"). Such notice may be made by telephone if confirmed in writing within two (2) days. The Participants shall have five
(5) days from the date such notice was given to agree to sell their pro rata share of the unsold portion. For purposes of this Section 2(d), a Participant's pro rata share shall be the ratio of (x) the number of shares of Common Stock held by or issuable upon conversion of the shares of Preferred Stock held by such Participant to (y) the total number of shares of Common Stock held by or issuable upon conversion of the shares of Preferred Stock held by all of the Participants and the number of shares of Common Stock held by the Common Holder.

               (e) Each Participant shall effect its participation in the sale by promptly delivering to the Common Holder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

                    (i) the number of shares of Common Stock which such Participant elects to sell; or

                    (ii) that number of shares of Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Participant elects to sell; PROVIDED, HOWEVER, that if the prospective purchaser objects to the delivery of Preferred Stock in lieu of Common Stock, such Participant shall convert such Preferred Stock into Common Stock and deliver Common Stock as provided in Section 2(e)(i) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

               (f) The stock certificate or certificates that the Participant delivers to the Common Holder pursuant to Section 2(e) shall be transferred to the prospective purchaser in consummation of the sale of the Stock pursuant to the terms and conditions specified in the Notice, and the Common Holder shall concurrently therewith remit to such Participant that portion of the sale proceeds to which such Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Participant exercising its rights of co-sale hereunder, the Common Holder shall not sell to such prospective purchaser or purchasers any Stock unless and until, simultaneously with such sale, the Common Holder shall purchase such shares or other securities from such Participant.

               (g) The exercise or non-exercise of the rights of the Preferred Holders hereunder to participate in one or more sales of Stock made by the Common Holder shall not adversely affect their rights to participate in subsequent sales of Stock subject to Section 2(a).

          3.   EXEMPT TRANSFERS.

               (a) Notwithstanding the foregoing, the co-sale rights of the Preferred Holders shall not apply to (i) any pledge of Stock made pursuant to a bona fide loan transaction that creates a mere security interest or (ii) any transfer to the ancestors, descendants or spouse or to trusts for the benefit of such persons or to a Common Holder; provided that (A) the transferring Common Holder shall inform the Preferred Holders of such pledge or transfer prior to effecting it and (B) the pledgee or transferee shall furnish the Preferred Holders with a written agreement to be bound by and comply with all provisions of Section 2. Such transferred Stock shall remain "Stock" hereunder, and such pledgee or transferee shall be treated as a "Common Holder" for purposes of this Agreement.

               (b) Notwithstanding the foregoing, the provisions of Section 2 shall not apply to the sale of any Stock (i) to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) to the Company.

          4.   PROHIBITED TRANSFERS.

               (a) In the event a Common Holder should sell any Stock in contravention of the co-sale rights of the Preferred Holders under this agreement (a "Prohibited Transfer"), the Preferred Holders, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and the Common Holder shall be bound by the applicable provisions of such option.

               (b) In the event of a Prohibited Transfer, each Preferred Holder shall have the right to sell to the Common Holder the type and number of shares of Stock equal to the number of shares each Preferred Holder would have been entitled to transfer to the purchaser had the Prohibited Transfer under
Section 2(c) hereof been effected pursuant to and in compliance with the terms thereof. Such sale shall be made on the following terms and conditions:

                      (i) The price per share at which the shares are to be sold to the Common Holder shall be equal to the price per share paid by the purchaser to the Common Holder in the Prohibited Transfer. The Common Holder shall also reimburse each Preferred Holder for any and all reasonable fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Preferred Holder's rights under
Section 2.

                      (ii) Within ninety (90) days after the later of the dates on which the Preferred Holder (A) received notice of the Prohibited Transfer or (B) otherwise became aware of the Prohibited Transfer, each Preferred Holder shall, if exercising the option created hereby, deliver to the Common Holder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

                     (iii) The Common Holder shall, upon receipt of the certificate or certificates for the shares to be sold by a Preferred Holder pursuant to this Section 4(b), pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 4(b)(i), in cash or by other means acceptable to the Preferred Holder.

                      (iv) Notwithstanding the foregoing, any attempt by a Common Holder to transfer Stock in violation of Section 2 hereof shall be void and the

Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of a majority in interest of the Preferred Holders.

          5.   LEGEND.

               (a) Each certificate representing shares of Stock now or hereafter owned by the Common Holders or issued to any person in connection with a transfer pursuant to Section 3(a) hereof shall be endorsed with the following legend:

          "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN CO-SALE AGREEMENT BY AND AMONG THE SHAREHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

               (b) Each Common Holder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 5(a) above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

          6.   MISCELLANEOUS.

               (a) GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to contracts among Delaware residents entered into and performed entirely within Delaware.

               (b) AMENDMENT. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as to the Company, only by the Company, (ii) as to the Preferred Holders, by persons holding more than fifty percent (50%) in interest of the Common Stock issuable upon the conversion of the Preferred Stock then held by the Preferred Holders and their permitted assignees pursuant to Section 6(c) hereof, and (iii) as to the Common Holders, by persons holding more than fifty percent (50%) in interest of the Common Stock then held by the Common Holders; PROVIDED, HOWEVER, that the amendment or waiver of any provision of this Agreement that affects a Common Holder in a manner that is adverse to such Common Holder and does not similarly affect all other Common Holders shall require the written consent of such Common Holder; PROVIDED FURTHER, that any Preferred Holder and/or Common Holder may individually waive any of his rights hereunder without obtaining the consent of any other Preferred Holder or Common Holder. Any amendment or waiver effected in accordance with this Section shall be binding upon the Company, each Common Holder, each Preferred Holder and their successors and permitted assigns, even if the Common Holder, Preferred Holder or their successors and permitted assigns has not executed such amendment or waiver.

               (c) ASSIGNMENT OF RIGHTS. This Agreement and the rights and obligations of the parties hereunder shall inure to benefit of, and be binding upon, their respective successors, assigns and legal representatives. The rights of the Preferred Holders hereunder are only assignable (i) by each of such Preferred Holders to any other Preferred Holder or (ii) to an assignee or transferee who acquires at least 99,000 shares of any of such Preferred Holder's Preferred Stock or Common Stock issuable upon conversion thereof (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations).

               (d)  TERM.  This Agreement shall terminate upon the earlier of
(i) the closing of a firm commitment underwritten public offering of shares of the Company's capital stock pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended, the public offering price of which is not less than (A)(1) $7.50 per share in the event the Common Stock is sold pursuant to a registration statement that is filed on or before December 31, 1996, and (2) $10.00 per share in the event the Common Stock is sold pursuant to a registration statement that is filed at any time after December 31, 1996 (each adjusted to reflect subsequent stock dividends, stock splits or recapitalizations), and (B) $15,000,000 in the aggregate or (ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting in the exchange of the outstanding shares of the Company's capital stock for securities or consideration issued, or caused to be issued, by the acquiring entity or its subsidiary.

               (e) OWNERSHIP. Each Common Holder represents and warrants that he is the sole legal and beneficial owner of the shares of Stock subject to this Agreement and that no other person has any interest (other than a community property interest) in such shares.

               (f) NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or five days after deposit in the United States mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto. Notwithstanding the foregoing, the telephone notice permitted by Section 2(d) shall be effective at the time it is given.

               (g) SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

               (h) ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

               (i) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               (j) ADDITIONAL COMMON HOLDERS AND/OR PREFERRED HOLDERS. After obtaining the written consent of the Company, any individuals and/or entities that purchase from the Company at least 99,000 shares of Preferred Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) shall be entitled to become a party to this Agreement as a "Preferred Holder," and any individuals and/or entities that purchase Common Stock from the Company shall be entitled to become a party to this Agreement as a "Common Holder," each solely by execution of a counterpart signature page to this Agreement. Upon execution of a counterpart signature page to this Agreement by the Company any of such individuals and/or entities, such individuals and/or entities shall become parties to this Agreement to the same extent as if they had executed this Agreement as of the date hereof and shall be included in the definition of "Preferred Holder" and "Common Holder," respectively, under this Agreement for all purposes.

               (k) ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement among the parties hereto with regard to the subject matter hereof.

               (l) REPRESENTATION. By executing this Agreement, each Common Holder and each Preferred Holder acknowledges and agrees that Brobeck, Phleger & Harrison represents the Company solely and that each such Common Holder and Preferred Holder has been advised to, and has had an opportunity to, consult with its own attorney in connection with this Agreement.

               (m) RESTATEMENT OF PRIOR AGREEMENT. This Agreement constitutes a restatement in its entirety of the Prior Agreement. Upon the effectiveness of this Agreement, the Prior Agreement shall be terminated and of no further force or effect, and neither the Company nor any other party to such Prior Agreement shall have any further rights or obligations under such Prior Agreement.

                [Remainder of This Page Intentionally Left Blank]

          This Agreement is hereby executed as of the date first above written.

                                   TRIANGLE PHARMACEUTICALS, INC., a Delaware corporation



                                   By: /s/Dr. David Barry
                                      ------------------------------------------
                                        Dr. David Barry, Chairman and Chief
                                        Executive Officer

                         Address:  4 University Place
                                   4611 University Drive
                                   Durham, NC 27707

                                   PREFERRED HOLDERS:

                                   FORWARD VENTURES II, L.P.



                                   By: /s/Standish M. Fleming
                                      ------------------------------------------
                                        Standish M. Fleming, General Partner

                         Address:  10975 Torreyana Road, Suite 230
                                   San Diego, California 92121

                                   FORWARD VENTURES VANGUARD FUND
                                   By:  Forward Associates III L.L.C.


                                   By: /s/Standish M. Fleming
                                      ------------------------------------------
                                        Standish M. Fleming, Member

                         Address:  10975 Torreyana Road, Suite 230
                                   San Diego, California 92121


                                    /s/Dr. David Barry
                                   ---------------------------------------------
                                   Dr. David Barry

                         Address:  1810 South Lakeshore Drive
                                   Chapel Hill, North Carolina 27514

                 [SIGNATURE PAGE TO RESTATED CO-SALE AGREEMENT]

                                    /s/George McFadden
                                   ---------------------------------------------
                                   George McFadden

                         Address:  c/o McFadden Brothers
                                   745 Fifth Avenue
                                   New York, New York 10151-0050


                                    /s/illegible
                                   ---------------------------------------------
                                   John H. McFadden

                         Address:  c/o McFadden Brothers
                                   745 Fifth Avenue
                                   New York, New York 10151-0050


                                    /s/illegible
                                   ---------------------------------------------
                                   George McFadden, Co-Trustee U/W of
                                   Alexander B. McFadden deceased, Mellon Bank
                                   N.A.


                                    /s/illegible
                                   ---------------------------------------------
                                   Alexander Cushing, Co-Trustee U/W of
                                   Alexander B. McFadden deceased, Mellon Bank
                                   N.A.

                         Address:  c/o McFadden Brothers
                                   745 Fifth Avenue
                                   New York, New York 10151-0050

                                   McFADDEN BROTHERS



                                   By:  /s/illegible
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

                         Address:  745 Fifth Avenue
                                   New York, New York 10151-0050

                 [SIGNATURE PAGE TO RESTATED CO-SALE AGREEMENT]

                                    /s/Dr. M. Nixon Ellis
                                   ---------------------------------------------
                                   Dr. M. Nixon Ellis

                         Address:  5915 St. Mary's Road
                                   Hillsborough, North Carolina 27278


                                    /s/Dr. Sandra Lehrman
                                   ---------------------------------------------
                                   Dr. Sandra Lehrman

                         Address:  60 Watch Hill
                                   East Greenwich, Rhode Island 02818


                                    /s/Dr. Karl Y. Hostetler
                                   ---------------------------------------------
                                   Dr. Karl Y. Hostetler, Co-Trustee of the
                                   Hostetler Family Trust UTD March 18, 1992


                                    /s/Margaretha Hostetler
                                   ---------------------------------------------
                                   Margaretha Hostetler, Co-Trustee of the
                                   Hostetler Family Trust UTD March 18, 1992

                         Address:  14024 Rue St. Raphael
                                   Del Mar, California 92014

                                   VENROCK ASSOCIATES


                                   By: /s/Anthony B. Evnin
                                      ------------------------------------------
                                        Anthony B. Evnin, General Partner

                         Address:  30 Rockefeller Plaza
                                   New York, NY 10112

                                   VENROCK ASSOCIATES II, L.P.


                                   By: /s/Anthony B. Evnin
                                      ------------------------------------------
                                        Anthony B. Evnin, General Partner

                         Address:  30 Rockefeller Plaza
                                   New York, NY 10112

                 [SIGNATURE PAGE TO RESTATED CO-SALE AGREEMENT]

                                   SCHRODER VENTURE MANAGERS LIMITED, as manager for Schroder Ventures International Life Sciences Fund LP1,
                                   Schroder Ventures International Life Sciences Fund LP2,
                                   Schroder Ventures International Life Sciences Fund Trust and
                                   Schroder Venture Managers Inc., as investment manager for the Schroder Ventures International Life Sciences Co-investment Scheme



                                   By:  /s/Peter Everson
                                       -----------------------------------------

                                   Its:   Director
                                       -----------------------------------------

                         Address:  22 Church Street
                                   Hamilton HM 11, Bermuda

                                   THE WELLCOME TRUST LIMITED as trustee of THE
                                   WELLCOME TRUST



                                   By:  /s/illegible
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------

                         Address:  183 Euston Road
                                   London, England NW1 2BE

                                   GS TRIANGLE HOLDINGS



                                   By:  /s/illegible
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------

                         Address:  85 Broad Street
                                   New York, New York 10004




                 [SIGNATURE PAGE TO RESTATED CO-SALE AGREEMENT]

                                   COMMON HOLDERS:


                                     /s/Dr. David Barry
                                   ---------------------------------------------
                                   Dr. David Barry

                         Address:  1810 South Lakeshore Drive
                                   Chapel Hill, North Carolina 27514


                                    /s/M. Nixon Ellis
                                   ---------------------------------------------
                                   Dr. M. Nixon Ellis

                         Address:  5915 St. Mary's Road
                                   Hillsborough, North Carolina 27278


                                    /s/Phillip Furman
                                   ---------------------------------------------
                                   Dr. Phillip Furman

                         Address:  901 Bluestone Road
                                   Durham, North Carolina 27713


                                     /s/Dr. Sandra Lehrman
                                   ---------------------------------------------
                                   Dr. Sandra Lehrman

                         Address:  60 Watch Hill
                                   East Greenwich, Rhode Island 02818




                 [SIGNATURE PAGE TO RESTATED CO-SALE AGREEMENT]

                                    /s/Dr. Karl Y. Hostetler
                                   ---------------------------------------------
                                   Dr. Karl Y. Hostetler, Co-Trustee of the
                                   Hostetler Family Trust UTD March 18, 1992


                                    /s/Margaretha Hostetler
                                   ---------------------------------------------
                                   Margaretha Hostetler, Co-Trustee of the
                                   Hostetler Family Trust UTD March 18, 1992

                         Address:  14024 Rue St. Raphael
                                   Del Mar, California 92014


                                    /s/Dennis Carson
                                   ---------------------------------------------
                                   Dr. Dennis Carson

                         Address:  14824 Vista del Oceano
                                   Del Mar, California 92014


                                    /s/Dr. Raymond Schinazi
                                   ---------------------------------------------
                                   Dr. Raymond Schinazi

                         Address:  1542 Regency Walk Drive
                                   Decatur, Georgia 30033




                 [SIGNATURE PAGE TO RESTATED CO-SALE AGREEMENT]

                                   SCHEDULE A


Common Holders
- --------------

Dr. David Barry
Dr. M. Nixon Ellis
Dr. Sandra Lehrman
Dr. Phillip Furman
Dr. Karl Y. and Margaretha Hostetler,
  Trustees of The Hostetler Family
  Trust UTD March 18, 1992
Dr. Dennis Carson
Dr. Raymond Schinazi

Preferred Holders
- -----------------

Forward Ventures II, L.P.
Forward Ventures Vanguard Fund
Dr. David Barry
Dr. M. Nixon Ellis
George McFadden
John H. McFadden
Alexander B. McFadden deceased,
  Mellon Bank N.A., Alexander Cushing
  & George McFadden U/W
McFadden Brothers
Dr. Sandra Lehrman
Dr. Karl Y. and Margaretha Hostetler,
  Trustees of The Hostetler Family
  Trust UTD March 18, 1992
Venrock Associates
Venrock Associates II, L.P.
Schroder Venture Managers Limited
The Wellcome Trust Limited, as trustee of
  The Wellcome Trust
GS Triangle Holdings




                   [SCHEDULE A TO RESTATED CO-SALE AGREEMENT]

                       CONSENT OF SPOUSE OF COMMON HOLDER



          I acknowledge that I have read the foregoing Agreement and that I know its contents. I am aware that by its provisions if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either or both of us, including my community interest in such shares, if any, co-sale rights (as described in the Agreement) must be granted to the Preferred Holders by the seller. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of, or violate, the Agreement.




                                   ---------------------------------------------
                                   (Signature)